SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: June 6, 2005

FLAG FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-24532	58-2094179
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3475 Piedmont Road, N.E., Suite 550

Atlanta, Georgia 30305

(Address of Principal Executive Offices)

(Zip Code)

(404) 760-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLAG FINANCIAL CORPORATION

FORM 8-K

CURRENT REPORT

Item 7.01	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is a transaction overview prepared by Flag Financial Corporation (the “Company”) in connection with its previously announced proposed acquisition of First Capital Bancorp, Inc. The transaction overview is dated as of May 26, 2005, and the Company does not assume any obligation to correct or update said information in the future.

The information under this Item 7.01, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, neither the information under this Item 7.01 nor Exhibit 99.1 are deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability provisions of that section. The information under this Item 7.01 and Exhibit 99.1 may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Item or Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Transaction Overview, dated as of May 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAG FINANCIAL CORPORATION

By:	/s/ J. Daniel Speight
J. Daniel Speight
Vice Chairman, Chief Financial Officer and Secretary

Dated: June 6, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transaction Overview, dated as of May 26, 2005.